Exhibit 99.1

Abstract # 1042
Development of AEB1102, an Engineered Human Arginase 1 for Patients with Solid Tumors
S W Rowlinson, S E Alters, G Agnello, J Tyler, A Lowe, M Okamoto-Kearney, D Johnson, E M Stone*, G Georgiou*, and D G Lowe Aeglea Biotherapeutics • 901 S MO PAC EXPY, Barton Oaks Plaza One, Suite 250 • Austin, TX 78746-5759 • aegleabio.com *The University of Texas, Austin aeglea
BIOTHERAPEUTICS
INTRODUCTION
Normal cells make their own supply of arginine using the enzymes ornithine transcarbamylase (OTC), argininosuccinate synthase (ASS1) and argininosuccinate lyase (ASL). In many tumor cells, silencing one or more of these enzymes disables arginine synthesis, making tumor cells dependent on extracellular arginine uptake for survival (Fig 1 and 2). This makes tumors potentially vulnerable to arginine depletion by AEB1102, an engineered form of human arginase 1. This optimized form of native human arginase 1, generated by substituting the manganese cofactor for cobalt results in a clinical candidate molecule with significantly improved catalytic activity and stability (Fig 3). The goal of Aeglea Biotherapeutics is to perform all non-clinical and chemistry, manufacturing & controls (CMC) activities and initiate clinical development in both solid tumors and hematologic malignancies.
METHODS
A product development CPRIT Grant (TX) provided insight into non-clinical animal pharmacology and manufacturing for AEB1102. Using AEB1102 from this prior grant, IND-enabling in vitro and in vivo non-clinical oncology studies were performed with the A375 melanoma model. Additional in vivo studies were also performed using patient derived xenograft (PDx) models, with one of these models being derived from a patient with the B-RAF V600E mutation. A pilot dose range finding study with AEB1102 was performed in monkeys to identify doses to be utilized in subsequent GLP toxicology studies. Bioanalytical assays to determine PK and PD were developed and validated. AEB1102 CMC activities that were optimized included producing material to support GLP toxicology studies. A Phase 1 clinical trial is now enrolling solid tumor patients at START in San Antonio and the
University of Colorado.
TUMOR ARGININE DEPENDENCE
Many tumors can’t make Arg and depend on an external supply for survival
NH3
N
H
NH2
NH2
L-Arginine
AEB1102
LETHAL to cancer cells lacking
OTC, ASS, or ASL
NH3
NH3
H2N
NH2
L-Ornithine + Urea
Extracellular
Intracellular
NH3
NH3
+
H2N
P
L-Ornithine
Carbamoyl-phosphate
OTC
NH3
N
H
NH2
L-Citrulline
ASS
ASL
L-Arginine
Silencing by methylation or transcriptional repression makes these genes potential predictive biomarkers of AEB1102 efficacy
OTC: ornithine transcarbamoylase
ASS: argininosuccinate synthase
ASL: Arginosuccinate lyase
Figure 1
CLINICAL DEVELOPMENT OPPORTUNITIES FOR AEB1102
% of Patient Tumor Samples with Biomarkers of Arginine Dependence
295 183 55 20 51 71 40 20 119 20 27 214 54 47 88 13 98 83 21 701 16 # of Patient Tumor Samples
Predicted % Arginine Dependence
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Data derived from multiple human tumor sample studies published in scientific and medical literature.
Tumor Type
Bladder
Glioblastoma
Hepatocellular
Melanoma
Mesothelioma
Ovarian
Pancreatic
Prostate
Renal Cell
Sarcoma
SCLC
Loss of OTC, ASS and ASL is due to transcriptional repression or epigenetic modification.
Figure 2
AEB1102 HAS IMPROVED PROPERTIES
Mn-Arg I = wild type arginase 1
Catalytic Activity
kcat/KM (mM-1 s-1)
900
800
700
600
500
400
300
200
100
0
820
AEB1102
43
Mn-Arg I-PEG
Serum Stability
T1/2 (hr)
40
30
20
10
0
37
AEB1102
4.8
Mn-Arg I-PEG
Figure 3
RESULTS
The substitution of manganese for cobalt improves both the catalytic and stability properties of AB1102 relative to wild type Arginase 1 (Fig 3). Completed CMC development activities include: a) optimized expression in bacteria, b) PEGylation procedures that ensure reproducibility, and c) buffer formulation conditions that maintain product integrity and stability. To assess if these enhanced properties associated with cobalt substitution translate to improved in vivo efficacy, bioanalytical assays measuring arginine levels and AEB1102 activity were developed for cynomolgus monkey plasma. Dosing of an equivalent amount of manganese and cobalt containing pegylated-Arginase 1 in monkeys confirms that AEB1102 has enhanced in vivo efficacy relative to wild type pegylated-Arginase 1 (Fig 4). Additional dose range finding studies showed a dose response effect on the duration of arginine reduction in the monkey with AEB1102 (Fig 5). These data were used to establish doses used in the GLP toxicology studies that identified an NOAEL in both species as well as providing data that suggests the PK properties of AEB1102 are compatible with once per week dosing in the clinic.
AEB1102 VERSUS WILD-TYPE ARGINASE 1 IN CYNOMOLGUS MONKEYS
Pre-dose Arg blood levels
Arginine Concentration (M)
100
10
1
0.1
Single IV Dose in Primates
Wild Type-PEG 1 mg/kg
AEB1102 1 mg/kg
Lowest limit of detection
0
50
100
150
200
Time (hours)
Figure 4
AEB1102 PRIMATE DOSE RANGE FINDING STUDY
Cynomolgus monkeys received i.v doses on days 1 and 8
3001_Co-Arg1-PEG
3501_Co-Arg1-PEG
3001_ARG
3501_ARG
Co-Arg1-PEG Conc. (nM)
100
10
2 g/mL
1 g/mL
0 48 96 144 192 240 288 336
Time(hr)
Arg levels <2uM for 3 days
100
10
1
ARG Concentration (M)
5001_Co-Arg1-PEG
5501_Co-Arg1-PEG
5001_ARG
5501_ARG
Co-Arg1-PEG Conc. (g/mL)
100
10
2 g/mL
1 g/mL
0 48 96 144 192 240 288 336
100
10
1
ARG Concentration (M)
Time(hr)
Arg levels <2uM for >7 days
Figure 5
To confirm the literature data that proposes certain tumor types as being candidates for responsiveness to arginine deprivation we performed quantitative in situ hybridization for OTC, ASS1 and ASL on clinical samples from melanoma (Fig 6 A-C) and HCC (Fig 7 A-C) These histologies have been reported as having 100% penetrance of arginine dependence (Fig 2). Immunohistochemistry of ASS1 was also performed to confirm the correlation of message and protein expression (Fig 6D and 7D). Our data confirms previous findings that melanoma is a cancer type that should be sensitive to arginine deprivation therapy owing to the loss of ASS1 expression in a significant percentage of patient samples. In contrast ASS1 expression in HCC was not reduced to the same extent as that observed in melanoma and as such HCC was de-prioritized for further investigation.
To confirm efficacy of AEB1102 as an anti-tumor therapeutic the enzyme was tested against a panel of 10 xenograft cell lines with the A375 melanoma cell line being the most sensitive to arginine depletion. In vivo efficacy with AEB1102 administered once weekly significantly delayed A375 tumor growth in mice and yielded a survival benefit (Fig 8). Additional in vivo studies were performed in melanoma PDx models as these are more predictive of clinical efficacy. Like the A375 model, AEB1102 was effective at delaying tumor growth, doing so in both a B-RAF wild type (Fig 9A) and B-RAF V600E (Fig 9B) model.
QUANTITATIVE ISH AND IHC OF MELANOMA AND CONTROL SKIN
A OTC In Situ Hybridization
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
Normalized H Score
Melanoma
Control
1161161B
1194100B
1194104B
1161638B
1191331B
1192778B
1192667B
1189449B
1186287B
1183998B
1212832B
73581A1
73605A1
73606A1
73583A1
Patient Sample
B ASS1 In Situ Hybridization
140.0
120.0
80.0
60.0
40.0
20.0
0.0
Normalized H Score
Melanoma
Control
1161161B
1194100B
1194104B
1161638B
1191331B
1192778B
1192667B
1189449B
1186287B
1183998B
1212832B
73581A1
73605A1
73606A1
73583A1
Patient Sample
C ASL In Situ Hybridization
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
Normalized H Score
Melanoma
Control
1161161B
1194100B
1194104B
1161638B
1191331B
1192778B
1192667B
1189449B
1186287B
1183998B
1212832B
73581A1
73605A1
73606A1
73583A1
Patient Sample
D ASS1 Immuno Histochemistry
8
7
6
5
4
3
2
1
0
IHC Score
Melanoma
Control
1161161B
1194100B
1194104B
1161638B
1191331B
1192778B
1192667B
1189449B
1186287B
1183998B
1212832B
73581A1
73605A1
73606A1
73583A1
Patient Sample
Figure 6
QUANTITATIVE ISH AND IHC OF HCC AND CONTROL LIVER
A OTC In Situ Hybridization
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
Normalized H Score
HCC
Control
1186893B
1188659B
1189450B
1192786B
1192787B
1192790B
1192791B
1192792B
1192793B
1192796B
1192797B
1193233B
1196901B
52-5-0245D
2-31-5-0210D
2-31-5-0105D
2-31-4-0068D
52-1-0484B
Patient Sample
B ASS1 In Situ Hybridization
120.00
100.00
80.00
60.00
40.00
20.00
0.0
Normalized H Score
HCC
Control
1186893B
1188659B
1189450B
1192786B
1192787B
1192790B
1192791B
1192792B
1192793B
1192796B
1192797B
1193233B
1196901B
52-5-0245D
2-31-5-0210D
2-31-5-0105D
2-31-4-0068D
52-1-0484B
Patient Sample
C ASL In Situ Hybridization
120.00
100.00
80.00
60.00
40.00
20.00
0.00
Normalized H Score
HCC
Control
1186893B
1188659B
1189450B
1192786B
1192787B
1192790B
1192791B
1192792B
1192793B
1192796B
1192797B
1193233B
1196901B
52-5-0245D
2-31-5-0210D
2-31-5-0105D
2-31-4-0068D
52-1-0484B
Patient Sample
D ASS1 Immuno Histochemistry
8
7
6
5
4
3
2
1
0
IHC Score
HCC
Control
1186893B
1188659B
1189450B
1192786B
1192787B
1192790B
1192791B
1192792B
1192793B
1192796B
1192797B
1193233B
1196901B
52-5-0245D
2-31-5-0210D
2-31-5-0105D
2-31-4-0068D
52-1-0484B
Patient Sample
Figure 7
IN VIVO EFFICACY OF AEB1102 IN THE A375 MELANOMA MODEL
Efficacy of AEB1102 in A375 Xenograft
3000
2500
2000
1500
1000
500
0
Tumor Volume (mm3)
Control i.p 1xwkly
Temozolomide
AEB1102 2mg/kg 1xwkly
AEB1102 4mg/kg 2xwkly
AEB1102 6mg/kg 3xwkly
Day -3
Day 0
Day 2
Day 4
Day 7
Day 9
Day11
Day 14
Start of dosing
Figure 8
IN VIVO EFFICACY OF AEB1102
IN MELANOMA PDX MODELS
A ST585 Melanoma PDx model
(Mean SEM of animal groups)
Vehicle (PBS) AEB1102 (6mg/kg, 1xwkly)
4000
3500
3000
2500
2000
1500
1000
500
0
Tumor Volume (Cubic Millimeters)
0 5 10 15 20 25
Day
ASS1 in situ score =0
B ME1154 Melanoma PDx model
(Mean SEM of animal groups)
Vehicle (PBS) AEB1102 (4mg/kg, Q7dx4)
1500
1200
900
600
300
0
Tumor volume (Cubic Millimeters)
0 5 10 15 20 25 30 35
BRAF-V600E Model
Day
ASS1 (log10FPKM) score = 0.91
Figure 9
CONCLUSION
Aeglea Biotherapeutics has successfully executed on all non-clinical and CMC activities necessary to support the clinical development of AEB1102. Expression profiling of melanoma and HCC clinical samples indicates melanoma is a more arginine dependent histology owing to the greater loss of ASS1 expression and as such is a candidate histology to pursue in future clinical studies. In support of this in vivo studies using melanoma pre-clinical models confirm the sensitivity of this histology to arginine deprivation with AEB1102. The Phase 1 open-label dose escalation clinical study in solid tumors initiated patient dosing in October 2015. A second Phase 1 study in hematologic malignancies is planned for 2016.